UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  April 26, 2017

CAT9 Group Inc.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	000-55365	47-2912810
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

Yudong Miaoshitai #46-9, Banan District, Chongqing, China

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

86 023 6293 2061

(ISSUER TELEPHONE NUMBER)

N/A

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3 – Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities

On May 10, 2017, CAT9 Group Inc., (the “Company” or “the Registrant”) entered into Subscription Agreement with two subscribers for the issuance of its restricted common stock – Wenfa “Simon” Sun, our President, Chief Executive Officer and Chairman purchased 78,000,000 shares of our restricted common stock at $0.0001 per share. Additionally, Meihong “Sanya” Qian, our Chief Financial Officer and Secretary, purchased 2,000,000 shares of our restricted common stock at $0.0001 per share. These Subscription Agreements were the result of a privately negotiated transaction without the use of public dissemination of promotional or sales materials. The buyers represented they were an “accredited investor,” and as such could bear the risk of such investment for an indefinite period of time and to afford a complete loss thereof.

The buyers agreed that the Company would legend the securities to indicate that they could not be resold without an exemption, and that the legend would indicate that the securities were “restricted securities” within the meaning of Rule 144(a)(iii). The buyer represented and warranted that it was purchasing the security for investment, and not for distribution, and that they each understood the restrictions on transfer applicable to the securities, and that the Company would code the securities so that they could not be transferred without the transferor obtaining an opinion of counsel satisfactory to the Company.

Section 5 – Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On April 26, 2017, the Registrant filed a Certificate of Amendment (the “Amendment”) to the Certificate of Incorporation with the Secretary of State of the State of Delaware to increase the authorized shares from 100,000,000 shares of common stock to 500,000,000 shares of common stock.  The amendment became effective on April 26, 2017. The foregoing description of the Amendment to the Articles of Incorporation is qualified in its entirety by reference to the text of the Amendments attached as Exhibit 3.3 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders

On April 26, 2017, the Board of Directors and the Majority Controlling Stockholder of the Registrant approved to amend the Registrant’s Certificate of Incorporation to increase the authorized number of common stock from 100,000,000 shares of common stock to 500,000,000 shares of common stock.  On that date, the Stockholders met and approved the amendment to the Certificate of Incorporation and authorized and directed the officers of the Registrant to file such amendment with the State of Delaware, which amendment was effectively completed and the Registrant informed on April 26, 2017.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statement and Exhibits

(d) Exhibits:

Exhibit No.	Document
3.3 99.2 99.3	Certificate of Amendment to Certificate of Incorporation, dated April 26, 2017 Stock Subscription Agreement, Wenfa “Simon” Sun Stock Subscription Agreement, Meihong “Sanya” Qian

  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CAT9 Group Inc.

By: /s/ Wenfa “Simon” Sun

Wenfa “Simon” Sun.

President, Chief Executive Officer,

and Chairman of the Board of Directors

By: /s/ MeiHong “Sanya” Qian

MeiHong “Sanya” Qian.

Chief Financial Officer, Secretary

Date:  May 10, 2017

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